February 24, 2022 siriuspt.com Q4 2021 COMPANY OVERVIEW

DISCLAIMER Forward‐ Looking Statements We make statements in this report that are forward‐looking statements within the meaning of the U.S. federal securities laws. We intend these forward‐looking  statements to be covered by the safe harbor provisions for forward‐looking statements in the U.S. Federal securities laws. These statements involve risks and  uncertainties that could cause actual results to differ materially from those contained in forward‐looking statements made on behalf of SiriusPoint. These risks  and uncertainties include our ability to execute on our strategic transformation, including changing the mix of business between insurance and reinsurance; the  impact of the novel coronavirus (“COVID‐19”) pandemic or other unpredictable catastrophic events including uncertainties with respect to current and future  COVID‐19 losses across many classes of insurance business and the amount of insurance losses that may ultimately be ceded to the reinsurance market, supply  chain issues, labor shortages and related increased costs, changing interest rates, equity market volatility and ongoing business and financial market impacts of  COVID‐19; the costs, expenses and difficulties of the integration of the operations of Sirius International Insurance Group, Ltd. (“Sirius Group”); fluctuations in  our results of operations; a downgrade or withdrawal of our financial ratings; inadequacy of loss and loss adjustment expense reserves, the lack of availability  of capital, and periods characterized by excess underwriting capacity and unfavorable premium rates; the performance of financial markets, impact of inflation,  and foreign currency fluctuations; legal restrictions on certain of SiriusPoint’s insurance and reinsurance subsidiaries’ ability to pay dividends and other  distributions to SiriusPoint; our ability to compete successfully in the (re)insurance market and the effect of consolidation in the (re)insurance industry; technology breaches or failures, including those resulting from a malicious cyber‐attack on us, our business partners or service providers; the effects of global  climate change, including increased severity and frequency of weather‐related natural disasters and catastrophes and increased coastal flooding in many  geographic areas; our ability to retain key employees and the effects of potential labor disruptions due to COVID‐19 or otherwise; the outcome of legal and  regulatory proceedings, regulatory constraints on our business, including legal restrictions on certain of our insurance and reinsurance subsidiaries’ ability to  pay dividends and other distributions to us, and losses from unfavorable outcomes from litigation and other legal proceedings; reduced returns or losses in  SiriusPoint’s investment portfolio; our concentrated exposure in funds and accounts managed by Third Point LLC, our lack of control over Third Point LLC, our  limited ability to withdraw our capital accounts and conflicts of interest among various members of Third Point Advisors LLC, TP Enhanced Fund, Third Point LLC  and us; our potential exposure to U.S. federal income and withholding taxes and our significant deferred tax assets, which could become devalued if we do not  generate future taxable income or applicable corporate tax rates are reduced; future strategic transactions such as acquisitions, dispositions, investments,  mergers or joint ventures and other risks and factors listed in the Company's most recent Annual Report on Form 10‐K and subsequent periodic and current  disclosures filed with the Securities and Exchange Commission. Except as required by applicable law or regulation, we disclaim any obligation to publicly update  or revise any forward‐looking statement to reflect changes in underlying assumptions or factors, or new information, data or methods, future events or other  circumstances after the date of this report. Non‐GAAP Financial Measures This presentation may also contain non‐GAAP  financial information.  SiriusPoint’s management  uses this information in its internal analysis of  results and believes that this information may be  informative to investors in gauging the quality of  SiriusPoint’s financial performance, identifying  trends in our results and providing meaningful  period‐to‐period comparisons. Core underwriting  income, Core net services income, Core income,  and Core combined ratio are non‐GAAP financial  measures. Management believes it is important to  review Core results as it better reflects how  management views the business and reflects the  Company’s decision to exit the runoff business.  Basic book value per share, tangible basic book  value per share, diluted book value per share and  tangible diluted book value per share are also  non‐GAAP financial measures. SiriusPoint’s management believes that long‐term growth in  book value per share is an important measure of  the Company’s financial performance because it  allows management and investors to track over  time the value created by the retention of  earnings. In addition, SiriusPoint’s management  believes this metric is useful to investors because  it provides a basis for comparison with other  companies in the industry that also report a  similar measure. Reconciliations of such measures  to the most comparable GAAP figures are  included in the attached financial information in  accordance with Regulation G. 2

CONTENTS - UPDATE 3 4-6 OVERVIEW OF SIRIUSPIONT: KEY HIGHLIGHTS GLOBAL INSURER & REINSURER GLOBAL PLATFORM 8-9 BUSINESS SEGMENTS 7 EXECUTIVE LEADERSHIP TEAM 10 REINSRUANCE 13 INVESTMENT PORTFOLIO 4Q 2021 14 OUR APPROACH TO ESG 15 -16 SIRIUSPOINT MISSION, VISION AND  VALUES 17 -18 APPENDIX: SIRIUSPOINT LTD. ISSUED  CAPITAL INSTRUMENTS 11-12 INSURANCE & SERVICES

OVERVIEW OF SIRIUSPOINT: KEY HIGHLIGHTS

SiriusPoint Ltd. is a global insurer and reinsurer. Bermuda-headquartered with offices around the world, we are listed on the New York Stock Exchange.

NYSE LISTING: SPNT

Financial Strength Ratings:

A- **AM Best**

A- **S&P**

A- **Fitch**

>$3 **Billion** Total GAAP capital [1]	$6.5 **Billion** Total investments & cash [2]	$2.2 **Billion** Gross premiums written
Clients in nearly 150 Countries	SIRIUS POINT	>8,000 Treaties & Accounts
>75 Years of history	>30 MGA Incubations & Partnerships	~1,000 Employees

Note: Information is accurate as of December 31, 2021 unless otherwise indicated. (1) Total GAAP capital includes common and preferred equity, and debt; (2) Including restricted cash

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SIRIUSPOINT: A GLOBAL INSURER AND REINSURER 5  With more than $3 billion total capital, we are a fast‐moving,  responsive partner that combines best‐in‐class underwriting and risk  management with pioneering ideas  We write a global portfolio of Accident & Health (A&H), Specialty, and  Property across our insurance and reinsurance franchise  SiriusPoint has partnered with and invested in over 30 high‐quality  MGA incubations and partnerships globally to access specialty  insurance business  We maintain a strong pipeline of strategic partnership opportunities  globally to grow our Insurance & Services business  Our focus is on underwriting insurance and reinsurance profitably and  with discipline, and managing risk and volatility  Our operational priorities are:  Re‐underwriting Reinsurance  Growing our Insurance & Services business  De‐risking capital investments portfolio

 Headquartered in Bermuda  Clients across almost 150 countries  and appetite and expertise across  (re)insurance business globally  Admitted and E&S licenses in the US  Lloyd’s Syndicate 1945 and London  Company Market paper  European branch network and licenses  Bermuda Class 4 entity  Branches across all major global hubs and  local branches where reinsurance is  originated, mirroring broker footprint  Global capabilities across product lines  Depth of expertise in North America,  continental Europe and emerging markets  Unique capability in  structured (re)insurance transactions in  Bermuda  Local and personal relationships  built over decades LONDON BALTIMORE, MD MIAMI, FL BERMUDA NEW YORK, NY INDIANAPOLIS, IN TORONTO CARDIFF STOCKHOLM HAMBURG ZURICH LIÈGE SINGAPORE 6 SIRIUSPOINT: A GLOBAL PLATFORM

EXECUTIVE LEADERSHIP TEAM 7 Our proven management team brings diversity of thought and experience to our  business, with a focus on creating sustainable value.

BUSINESS SEGMENTS  We have organized our financial reporting segments to align with  how we manage the business, assess performance and allocate  resources  SiriusPoint reports on two operating segments effective as of the  fourth quarter of 2021 ‐ Reinsurance and Insurance & Services  Previously, we managed our business in four reportable segments:  Specialty, A&H, Property, and Runoff & Other  This change better reflects the management structure of SiriusPoint,  provides greater transparency into the growing contribution from  our MGAs and other strategic partnerships, and reflects our decision  to exit the runoff business Reinsurance ‐ Core treaty and facultative reinsurance offered  through our worldwide network of local branches. Product lines  include Property, Casualty and Specialty Insurance & Services ‐ Primarily insurance business consisting  mainly of A&H, Workers' Compensation, Directors & Officers  (D&O), Employment Practices Liability Insurance (EPLI), and  Environmental. In addition, Insurance & Services offers a  comprehensive set of services for MGAs including fronting  services, risk capital, equity and debt financing, and expertise in  underwriting, pricing, product development, focused on the  future disruptors of the (re)insurance industry 8

Insurance & Services Accident & Health A&H coverage, and our MGA units which include ArmadaCorp and International Medical  Group (IMG). Environmental Environmental Insurance book in the U.S. Workers' Compensation U.S. state‐mandated Workers' Compensation Insurance coverage Other Property and Casualty lines, including but not limited to Property, General Liability, Excess  Liability, Commercial Auto, Professional Liability, D&O, Cyber and other Specialty classes Reinsurance Aviation & Space Aviation operations and satellite insurance Casualty Cross section of all Casualty lines including General Liability, Umbrella, Auto,  Workers' Compensation, Professional Liability and others Credit & Bond Short‐term Commercial Credit and Bond Reinsurance Marine & Energy Marine Reinsurance and yacht insurance Mortgage Mortgage Reinsurance & Retrocession Property Property Catastrophe Excess Reinsurance, Agriculture Reinsurance and Property Risk and  Pro‐Rata on a worldwide basis. BUSINESS SEGMENTS 9

 SiriusPoint is a leading global reinsurer. We offer treaty and  facultative reinsurance through our network of international branch  offices, our Lloyd's Syndicate and our platforms in the U.S. and  Bermuda  We access profitable business by leveraging our relationships with  local and international insurers and brokers  Following actions taken as a result of an extensive underwriting  review, SiriusPoint has:  a reduced catastrophe volatility profile  an improved and differentiated global specialty and casualty  business  a more balanced business profile  shifting mix of business from reinsurance to insurance  Our ongoing focus is on allocating our capital to profitable and  sustainable underwriting opportunities while being a partner of  choice for clients and brokers REINSURANCE 10

Grow P&C through incubations and strategic partnerships with MGAs and tech enabled  insurance services companies  SiriusPoint creates strategic partnerships with specialized underwriting focused MGAs and  innovative fast‐growing, tech enabled insurance services companies that address consumer  insurance needs with creative solutions  Our global licenses, strong balance sheet, nimble operating structure, and minimal channel  conflicts], enable us to be the partner of choice for MGAs  Our approach involves structuring multi‐year partnerships that may include taking an  investment stake and offering the use of paper, balance sheet capacity, product expertise,  actuarial support and MGA operations support  We manage risk through rigorous program oversight and structured downside protections INSURANCE & SERVICES Grow capital light, well‐positioned A&H segment  Our A&H segment has delivered steady performance over the years  We intend to grow in wholly owned MGAs, IMG and Armada, which operate in attractive market  segments of travel and health respectively that have strong secular tailwinds  We will continue to grow organically in Employer Stop‐Loss and Life Re Insurance & Services revenues allow us  to diversify from our traditional  reinsurance business In addition, service fees from MGAs are  generally not as prone to the volatile  underwriting cycle that is common in  reinsurance marketplace. 11

The services we offer our MGA  partners includes:  INSURANCE & SERVICES - PARTNERSHIPS Insurance & Services includes a diverse portfolio of MGAs that we support through a comprehensive set of services  Fronting services    Risk capital    Equity investments   Expertise in underwriting,  product development, pricing,  capital raise, etc  Extensive due diligence  Proven management team  Alignment of strategic direction  Alignment of risk  Ongoing collaboration and  underwriting oversight Our partnership process includes: SiriusPoint partnerships and incubations include: 12

SIRIUSPOINT INVESTMENT PORTFOLIO 4Q 2021

- Investment strategy to achieve long-term total return with prudent risk management
- Repositioned investment portfolio to reduce market volatility; reallocated $550 million from Third Point Enhanced in Q4 2021 and Q1 2022 into cash and fixed income
- Investment portfolio is heavily weighted towards traditional fixed income, cash, and cash equivalents to support policyholder liabilities with regulatory and collateral requirements
- Strong partnership with Third Point LLC to develop tailored strategies for our risk and capital considerations
- Incubation of and partnership with MGA and insurance services companies


21%
42%
37%
Fixed Income and Cash & Cash Equivalents 1
Collateral Assets 2
Risk Assets 3

Note (1) Fixed Income and Cash & Cash Equivalent includes debt securities and unrestricted cash and cash equivalents . (2) Collateral Assets includes restricted securities and restricted cash and cash equivalents. (3) Risk Assets include funds and accounts managed by Third Point LLC, Strategic Investments and SG Legacy Alternatives.

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OUR APPROACH TO ESG

As a global provider of risk protection to communities, businesses and governments around the world, ESG considerations are at the heart of our operations. The values of sound risk management, good governance, sustainability and social responsibility are reflected in how we operate our business, and treat our colleagues, our clients and communities.

2021 ESG ACHIEVEMENTS

SUSTAINABILITY
- ✓ Adopted Environmental Policy
- ✓ Substantially reduced carbon footprint
- ✓ Publishing inaugural TCFD report in 2022

UNDERWRITING & RISK MANAGEMENT
- ✓ Incorporated climate risk considerations into Underwriting Guidelines
- ✓ Re-underwrote (re)insurance portfolio to reduce climate risk
- ✓ Incorporating ESG due diligence into investments process
- ✓ Co-founded climate-risk management MGA (Parameter Climate)



RISK MANAGEMENT
UNDERWRITING
SUSTAINABILITY
PEOPLE & COMMUNITY
GOVERNANCE & ETHICS

PEOPLE & COMMUNITY
- ✓ Joined Business Alliance for Equality Act
- ✓ Formed Executive Diversity Council
- ✓ Included diversity into executive talent development goals
- ✓ Hired Head of Talent Acquisition & DE&I
- ✓ Implemented diverse hiring practices

GOVERNANCE AND ETHICS
- ✓ Formed ESG Council
- ✓ Established cybersecurity and ESG as standing Board agenda items
- ✓ Amended Compensation Committee Charter to incorporate diversity considerations
- ✓ Adopted new Code of Conduct and other compliance policies
- ✓ Engaged in proactive investor and proxy advisory engagement strategy

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SIRIUSPOINT MISSION, VISION, PURPOSE… Mission It is our mission to be an exceptionally  innovative partner, combining data and  creative thinking to underwrite risks with  skill and discipline, building a sustainable  business for all. Vision To be the most adaptive and responsive  (re)insurer for the changing world. Purpose Our purpose is to help our  customers and communities  grow and thrive. To support  them when they need it the  most. 15

SIRIUSPOINT VALUES Be Yourself We celebrate the diversity of our people and foster an environment that is  supportive and fun, to encourage everyone to bring their whole selves to work  every day, to enjoy what they do and take pride in themselves, their role, and the  company. Be Entrepreneurial We encourage each other to seek out innovative ways to create value for the  people and businesses that we support. In a culture where ideas and opinions are  openly shared, we apply our skill and passion to make a positive impact, helping  us all to move forward, grow, and succeed. Be Open We always speak our minds and do the right thing. Bravery, collaboration, and  honesty are at the core of everything we do, ensuring we build open, trusted, and  valuable relationships. Be Pioneering We challenge convention, and explore new and better solutions for our  customers, partners, and communities. It is our responsibility to discover, learn  and adapt, to support others in the ever‐changing global environment. 16

PRESENTATION TITLE OES HERE 17 17 APPENDIX: SIRIUSPOINT LTD. ISSUED CAPITAL INSTRUMENTS For information purposes only

SIRIUSPOINT LTD. CAPITAL INSTRUMENTS
As of December 31, 2021

Instrument	Number Outstanding (millions)	Face Amount ($millions)	Maturity	Rating	Listing	2021 Change ($millions)	FV @ 31 Dec 2021 ($millions)	Notes
Basic common shares	159[1]	N/A	N/A	-	NYSE - ticker **SPNT**	0.0	N/A	CM Bermuda currently holds 34% of common shares with 9.9% voting cap. Lock ups expire: 1/3rd October 9, 2021, 1/3rd February 26, 2022, and 1/3rd May 22, 2022
Contingent value rights	5	N/A	2/26/2023	-	OTCQX - ticker **SSPCF**	3.6	30.6	Public price is utilized (OTC Markets). Mechanics of the instrument moves the value inversely to common shares 4Q FV change - trading price of $6.70 vs. 3Q of $5.70
Upside rights	-	Shares equal to $100	2/26/2022	-	-	(6.5)	0.0	$100m if SPNT trades >$20 for any 30-trading day period before Feb. 26, 2022 4Q FV change – short period of time left until expiration and stock price has decreased further (must hit $20 to have value).
Merger Warrants	21	N/A	2/26/2026	-	Pink Sheet - ticker **SSPFF**	(20.9)	32.5	$11 strike price[2] 4Q FV change – due to share price decrease and period to exercise eroding
Preference shares - Series A	12	N/A	2/26/2024	-	-	(20.4)	20.4	Current estimated Covid adjustment 4Q FV Change – More shares are surrendered when share price is lower
Preference shares - Series B	8	$200	Perpetual NC5	BB+ (S&P, Fitch)	NYSE - ticker **SPNT PB**	0.0	N/A	8% dividend per annum
SEK-denominated sub debt	-	SEK 2,750	9/22/2047	BB+ (S&P, Fitch)	Irish Stock Exchange	0.0	N/A	STIBOR + 4% coupon
Sirius senior debt	-	$400	11/1/2026	BBB (S&P), BBB- (Fitch)	Bermuda Stock Exchange	0.0	N/A	4.6% coupon
TPRe senior debt	-	$115	2/13/2025	BBB- (AMB)	OTCQX - **SPNT/25**	0.0	N/A	7% coupon
Subtotal						**(44.2)**	**83.6**	
Sirius private warrants	4	N/A	11/5/2023	-	-	(4.1)	3.2	$13 strike price
Sirius public warrants	6	N/A	11/5/2023	-	-	(1.5)	1.1	$18.89 strike price
Total						**(49.8)**	**87.8**	**Fair value reflects total liability classified financial instruments**

Notes: [1] Excludes unvested restricted shares. [2] In relation only to the warrants issued as consideration.

Summary terms only presented here. For the full terms and conditions of each of the above securities, please see SiriusPoint's final joint proxy statement / prospectus, filed on October 23, 2020, and our other SEC filings, which can be found in the Investor Relations section of www.siriuspt.com. For the full terms and conditions of Sirius Group's sub-debt and senior-debt, please see Sirius Group's historical SEC filings.

For information purposes only 18

THANK YOU 19